SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

CGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1111 South Roop Street, #100 Carson City, NV 89702

(Address of principal executive offices) (Zip Code)

+63284412083

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 1.01. Entry into a Material Definitive Agreement

Closing of World Agri Minerals Ltd. Asset Purchase Agreement

On October 11, 2021 (the “Closing Date”), CGS International, Inc. (the “Company”) and Ramon Mabanta, an individual (d.b.a. World Agri Minerals Ltd.) (“WAGL”) entered into a Bill of Sale and Assignment Agreement effectuating the Closing that certain Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company and WALG, pursuant to which the Company acquired all the assets of WAGL, (the “Acquisition”). WAGL operates as a sole-proprietorship whose operations focus on pursuing the formulation, manufacturing, sales, marketing distribution of its premiere commercial agri-product GENESIS 89™ and GENESIS 89™ Gold, which is a unique formulation and packaging of a commercial agri-product using a natural processes whereby minerals are extracted from deep-ocean deposits and combined with additional organic ingredients resulting in the GENESIS 89™ and GENESIS 89™ Gold being: (i) properly balanced, readily bioavailable, formulas that are shipped as concentrate to commercial growers; (ii) ready-to-use products for the both the amateur and commercial retail market; and, (iii) Genesis 89™ Gold is being blended specifically for use and deployment in the cannabis industry. GENESIS 89™ and GENESIS 89™ Gold provide assurance and insurance to the end-user that crops do not require conventional pesticides, producing an eco-friendlier organic product for the consumer. The aggregate purchase price for the assets of WAGL is 30,000,000 restricted shares (the “Shares”) of the Company’s common stock (the “Purchase Price”) which were paid upon the closing of the Purchase Agreement. Each of Company and WAGL have made customary representations, warranties, covenants, and indemnities in connection with the Acquisition.

A description of the specific terms and conditions of the acquisition are set forth in the Purchase Agreement, which was originally disclosed on Form 8-K filed with the Commission on September 29, 2021, as Exhibit 10.01 and is incorporated herein by reference, and the Bill of Sale and Assignment Agreement dated as of the Closing Date, which is filed as Exhibit 10.01 hereto, and the terms of which are incorporated herein by reference.

The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Company’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information regarding the Purchase Agreement and the Acquisition set forth in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The Shares issued pursuant to the Purchase Agreement disclosed in Item 1.01 above were issued in reliance upon the exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the United States. The Shares issued pursuant to the Purchase Agreement are exempt transactions pursuant to Section 4(2) of the Securities Act as the transaction was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. Persons” or for the account or benefit of a “U.S. Person”, as that term is defined in Rule 902 of Regulation S.

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 11, 2021, Mr. Francisco Ariel Acosta (“Mr. Acosta”) resigned from all management positions with the Company effective as of October 11, 2021, including sole-Director, President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary. The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 11, 2021, Ramon (“Guy”) Mabanta was appointed as the sole member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.

The biography for Mr. Mabanta is set forth below:

RAMON (“GUY”) MABANTA: For the past 5 years, Mr. Mabanta has been the sole proprietor of his organic plant enhancers business, doing business under the name of World Agri Minerals Ltd. (“WAGL”). Prior to WAGL, Mr. Mabanta was the operating partner of an Organic AGRI enhancer business based in Australia. Mr. Mabanta has many years of experience in the agri business as well as his decades of business experience in both private and public companies. Mr. Mabanta has held the positions of officer and director of several publicly listed and trading companies on registered securities exchanges in North America. His participation included advisory, management, as well as capital financings for these companies. Mr. Mabanta is not currently serving as an officer or director of any publicly listed company, either in the United States or Internationally.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.2	Bill of Sale and Assignment Agreement *
104	Cover page interactive data file (embedded within the inline XBRL document).

__________

* Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: October 12, 2021	By:	/s/ Ramon Mabanta
Ramon Mabanta
	Its:	Chief Executive Officer

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